Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) CONFIDENTIAL. [ * * * ] INDICATES THAT INFORMATION HAS BEEN REDACTED.

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is made and entered into as of the date of Landlord’s signature below (the “Amendment Effective Date”), by and between Red Pierce, LLC, an Ohio limited liability company (“Landlord”), and Solid Power Operating, Inc., a Colorado corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into a “Lease Agreement” dated November 29, 2016, as amended by “Amendment to Lease” dated December 5, 2017 (collectively, the “Lease"), wherein Landlord leases to Tenant the Premises (as defined in the Lease) commonly known as Suite E, which is 19,195 rentable square feet of 486 S. Pierce Avenue, Louisville, Colorado 80027; and

WHEREAS, Landlord and Tenant desire to modify the terms of the Lease pursuant to the terms of this Amendment.

NOW, THEREFORE, for good, valuable, and sufficient consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that such Lease shall be and is hereby amended and modified as follows.

1.	DEFINED TERMS: Any capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them under the Lease, unless the context herein otherwise expressly requires.

2.	ADDITION OF SUITE D: As of the Amendment Effective Date, the Premises will be expanded to add what is stipulated to be 9,645 rentable square feet in the portion of the Building commonly referred to as “Suite D.” Attached hereto as Schedule 1 is an illustration of Suite D, such schedule being incorporated herein by reference. For the avoidance of doubt, the Option to Extend in the Lease (Exhibit E), as applicable, shall apply to Suites D and E together (and neither suite without the other).

3.	BUILDING; Tenant’s Share: “Building” means the building consisting of 62,326 rentable square feet on the Property. With the addition of Suite D, the Premises shall constitute 28,840 square feet, and Tenant’s Share shall thus be increased, as of the Amendment Effective Date, to 46.27%.

4.	EXTENSION OF TERM; EXPIRATION DATE: Reference to eighty-six (86) months for the Term and Expiration Date is hereby replaced with one hundred forty-six (146) months, with the Expiration Date being 11:59 pm on September 6, 2029.

5.	BASE RENT: Base Rent during the remainder of the Term shall be due and payable by Tenant in amounts per the below Base Rent schedule:

Lease Months	Lease Dates	Annual Rate Per Square Foot	Base Rent Per Month
Remainder of Lease Year 6	Amendment Effective Date – 09/06/2023	$13.86	$33,310.20	*
Lease Year 7	09/07/2023 – 09/06/2024	$14.28	$34,319.60
Lease Year 8	09/07/2024 – 09/06/2025	$14.78	$35,520.79
Lease Year 9	09/07/2025 – 09/06/2026	$15.30	$36,764.01
Lease Year 10	09/07/2026 – 09/06/2027	$15.83	$38,050.75
Lease Year 11	09/07/2027 – 09/06/2028	$16.39	$39,382.53
Lease Year 12	09/07/2028 – 09/06/2029	$16.96	$40,760.92

*If the first lease month as of the Amendment Effective Date is less than 30 days, such Rent shall be calculated on a per day basis, with such Base Rent and Additional Rent (Tenant’s Share) existing immediately before the Amendment Effective Date being applied to each day of such lease month prior to the Amendment Effective Date.

6.	RESTORATION AGREEMENT: Simultaneous with execution hereof, the parties shall execute a restoration agreement in the form and substance attached hereto as Schedule 2 (the “Restoration Agreement”), the terms of which are of material consideration for this Amendment.

7.	OTHER TERMS REMAIN UNCHANGED: All remaining terms and conditions of the Lease will remain in full force and effect, except as modified by this Amendment.

8.	BINDING ON SUCCESSORS AND ASSIGNS: All the covenants and agreements of the parties herein above contained shall apply to and bind the parties, their agents, successors, and assigns.

9.	COUNTERPARTS; ELECTRONIC MEANS: This Amendment may be executed in multiple counterparts, each of which shall be deemed an original agreement and both of which shall constitute one and the same agreement. The counterparts of this Amendment may be executed and delivered by facsimile or other electronic signature (including portable document format) by either of the parties and the receiving party may rely on the receipt of such document so executed and delivered electronically or by facsimile as if the original had been received.

[Signature Page(s) Follow]

[Remainder of Page Intentionally Blank]

This Amendment is entered into by and between the following parties as of the Amendment Effective Date.

LANDLORD:
Red Pierce, LLC

By:	/s/ John Comunale
Name:	John Comunale
Its:	Manager

Date:	12/1/2022

TENANT:
Solid Power Operating, Inc.
a Colorado corporation

By:	/s/ Kevin Paprzycki
Name:	Kevin Paprzycki
Its:	CFO

Signature Page(s) to Second Amendment to Lease

Schedule 1 – Suite D

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Schedule 2 – Restoration Agreement

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